Exhibit 10.1

ABN Amro Bank N.V.

OTC Derivative Operations

199 Bishopsgate, London

EC2M 3XW

United Kingdom

Tel:+44 20 7678 8000

Fax:+44 20 7857 9248/30

ABN AMRO BANK N.V. LONDON BRANCH

199 BISHOPSGATE

LONDON

EC2M 3XW

NAVTEQ BV

SWAPS ADMIN

POSTBUS 450

5500 AL

VELDHOVEN

DATE:  27JUL04

RE:                              Swap Transaction Our Ref:  OSRAMS9473.5294450

Dear Sir/Madam,

1.                                       ABN AMRO Bank NV (the Bank) confirms to you (the Client) the terms and conditions of the transaction (the Transaction) that the client has entered into as of the trade date stated below.

2.                                       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date	:	27JUL04

Effective Date	:	26JUL04

Termination Date	:	22DEC06

OR THE OPTIONAL EARLY TERMINATION DATE AS PROVIDED IN SECTION 5 (A) OF THIS CONFIRMATION, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

THE BANK FLOATING AMOUNTS Floating Rate Payer

Currency Amount	:	USD 125,118,800.69

Floating Rate Payer Payment Dates	:

THE 24TH DAY OF EACH MONTH, COMMENCING AUGUST 24, 2004 AND ENDING NOVEMBER 24, 2006, WITH A FINAL PAYMENT DATE OF DECEMBER 22, 2006, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

ABN Amro Bank N.V.

OTC Derivative Operations

199 Bishopsgate, London

EC2M 3XW

United Kingdom

Tel:+44 20 7678 8000

Fax:+44 20 7857 9248/30

Floating Rate Day Count Fraction	:	ACTUAL/360

Floating Rate Option	:	USD-LIBOR-BBA

Designated Maturity	:	1 MONTH

Spread (%)	:	NONE

Reset Dates	:	THE FIRST DAY OF EACH CACULATION PERIOD

THE CLIENT FLOATING AMOUNTS

Floating Rate Payer
Currency Amount	:	EUR 114,295,058.64

Floating Rate Payer Payment Dates	:

THE 24TH DAY OF EACH MONTH, COMMENCING AUGUST 24, 2004 AND ENDING NOVEMBER 24, 2006, WITH A FINAL PAYMENT DATE OF DECEMBER 22, 2006, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

Floating Rate Day Count Fraction	:	ACTUAL/360

Floating Rate Option	:	EUR-EURIBOR-Telerate

Designated Maturity	:	1 MONTHS

Spread (%)	:	NONE

Reset Dates	:	THE FIRST DAY OF EACH CALCULATION PERIOD

Business Dates	:	TARGET SETTLEMENT DAYS, NEW YORK

EXCHANGE OF PRINCIPALS	:	FINAL EXCHANGE ONLY

Final Exchange Date	:	TERMINATION DATE

Final Exchanges

Party A Final Exchange Amount	:	USD 125, 118, 800.69

Party B Final Exchange Amount	:	EUR 114,295,058.64

Business Days	:	TARGET SETTLEMENT DAYS, NEW YORK

Calculation Agent	:	THE BANK

ABN Amro Bank N.V.

OTC Derivative Operations

199 Bishopsgate, London

EC2M 3XW

United Kingdom

Tel:+44 20 7678 8000

Fax:+44 20 7857 9248/30

3.                                       ACCOUNT DETAILS:

Payment to the Bank

EUR

Correspondent Bank	:	ABN AMRO BANK N.V., AMSTERDAM
For account of	:	ABN AMRO BANK N.V., LONDON
Account number	:	429276230
OR DIRECT TO	:	ABN AMRO BANK N.V., LONDON
Account number	:	429276230

USD

Correspondent Bank	:	ABN AMRO BANK NV NEW YORK
Favour	:	ABN AMRO BANK NV LONDON
A/c	:	/661001036741
Ref	:	DCM

Payments to the Client

EUR

PLEASE ADVISE UNDER SEPARATE COVER

USD

PLEASE ADVISE UNDER SEPARATE COVER

4.                                       OFFICE

PARTY A	:	LONDON BRANCH
PARTY B	:	VELDHOVEN

5.                                       OTHER PROVISIONS

(A)                              OPTIONAL EARLY TERMINATION

Early Termination:

Optional Early Termination	Applicable

Option Style:	Bermuda

Optional Early Termination Dates:	The Client Payment Date scheduled to occur on 24 August or any Party A Floating Rate Payer Payment Date thereafter.

Seller:	The Bank

Buyer:	The Client

Exercise Business Day:	New York and TARGET Settlement Days

ABN Amro Bank N.V.

OTC Derivative Operations

199 Bishopsgate, London

EC2M 3XW

United Kingdom

Tel:+44 20 7678 8000

Fax:+44 20 7857 9248/30

Procedure for Exercise:

Bermudan Option Exercise Dates:	The Date that is 3 Exercise Business Days preceding each Optional Early Termination Date.

Expiration Date:	The Date that is 3 Exercise Business Days preceding the final Optional Early Termination Date.

Expiration Time:	11:00 A.M., New York time

Written Confirmation of Exercise:	Applicable

Partial Exercise:	Applicable

Contact details for the Purpose of
Notice:

Party A:	Interest Rate Trading Desk

Party B:	Interest Rate Trading Desk

Settlement Terms:

Cash Settlement:	Inapplicable

Additional Provision:

In the event that Optional Early Termination is designated, the Bank and the Client Amounts as calculated and determined pursuant to Part 2 of this Confirmation shall be payable on the designated Optional Early Termination Date.

For the avoidance of doubt, upon payment of the final Exchange Amount and/or all unpaid amounts (if any) on the Optional Early termination Date, the obligations of the Bank and the Client with respect to the Transaction shall be discharged in full.

ABN Amro Bank N.V.

OTC Derivative Operations

199 Bishopsgate, London

EC2M 3XW

United Kingdom

Tel:+44 20 7678 8000

Fax:+44 20 7857 9248/30

6.                                       The client is requested to return the countersigned confirmation to the address sated below, within 5 business days:

ABN AMRO BANK N.V., LONDON BRANCH

199 BISHOPGATE

LONDON

EC2M 3XW

A RETURN BY FAX IS ALSO PERMITTED:

FAX NUMBER	:	44 207 8579426/9430

If you believe the confirmation to be incorrect or incomplete, please contact your regional treasury desk immediately, referencing the reference number stated on this confirmation.

The ABN AMRO General Provisions governing Derivatives Transactions (“Algemene Bepalingen Derivatentransactieg”) apply to this confirmation, as agreed and modified by the Letter Agreement between the parties dated 27 July 2004.

Yours faithfully,

By:	/s/ Kim McNeil	By:	/s/ Martin Ward
ABN AMRO BANK N.V., LONDON BRANCH

Name: Kim McNeil		Name: Martin Ward

Title: Authorised Signatory		Title: Authorised Signatory

By:	/s/ Chris Peters	By:
NAVTEQ BV

Name: Chris Peters		Name:

Title: VP Finance Europe		Title: